Exhibit 99.2

ITT Corporation Selected Historical Quarterly Financial Data Fiscal Years 2011 & 2010 May 4, 2012

Financial Data Presentation Overview 2011 Pro Forma Adjustments GAAP As Reported Non-GAAP Adjustments Continuing Operations Continuing GAAP Excluding Non-GAAP Excluding Excludes: • Discontinued Operations Qualifying Transaction • Transformation Costs • Asbestos Remeasurement & Provision • Interest Expense on Extinguished $1.25B Long-Term Debt • • Costs (i.e. advisory fees) 2011 Includes: • Restructuring Expense • Special Items • 2011 Special Spin Related Tax Interest Income on $400M of Cash Distributed to Spun-Off Companies • Interest Expense on Extinguished $1.25B Long-Term Debt • Interest Income on $400M of Items: • APB 23 • State Tax Rate Change T V l ti All Cash Distributed to Spun-Off Companies • Tax Valuation Allowance Change Note: Still Includes GAAP Interest Expense & Income May 4, 2012 P2 All Results are Unaudited

Key Performance Indicators and Non-GAAP Measures Management reviews key performance metrics including revenue, segment operating income and margins, earnings per share, orders growth, and backlog, among others, in connection with the management of our business. Management believes that the following metrics are useful to investors when evaluating operating performance for all the periods presented, and provide a tool for evaluating our ongoing operations and our management of assets held from period to period. These metrics, however, are not a measure of financial performance under GAAP and should not be considered a substitute for measures determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators for purposes of this REG-G reconciliation: Organic Revenues and Orders are defined as revenues and orders excluding the impact of foreign acquisitions and year currency fluctuations and contributions from divestitures made during the current year. Divestitures include sales of insignificant portions of our business that did not meet the criteria for presentation as a discontinued operation. The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period. Adjusted Segment Operating Income and Adjusted Segment Operating Margin are defined as segment operating income and operating margin, adjusted for special items. Special items represent significant charges or credits that impact current results, but may not be related to the Company's ongoing operations and performance, such as transformation costs and restructuring charges. Adjusted Pro Forma Income from Continuing Operations and Adjusted Pro Forma EPS from Continuing Operations are defined as reported income from continuing operations and reported income from continuing operations per diluted share, adjusted to exclude special items and include pro forma adjustments. Special items may include, but are not limited to, transformation, asbestos, and restructuring costs, income tax settlements or adjustments and other unusual and infrequent non-operating items. Special items represent significant charges or credits that impact current results, but may not be related to Company’s ongoing operations and performance Pro May 4, 2012 P3 All Results are Unaudited the Company s performance. Forma adjustments reflect the elimination of interest expense as if repayment of $1,250M of long term debt occurred January 1 and elimination of interest income as if $400M of aggregate cash was distributed to the spun-off companies on January 1.

ITT Corporation Non-GAAP Reconciliation Reported vs. Organic Revenue / Order Growth Year 2011& Full 2010 (Unaudited) ($ Millions) (A) (B) (C) (D) (E) = B+C+D (F) = E / A Change % Change Acquisition / Divestitures FX Contribution Change % Change 12M 2011 12M 2010 2011 vs. 2010 2011 vs. 2010 12M 2011 12M 2011 Adj. 11 vs. 10 Adj. 11 vs. 10 (As Reported - GAAP) (As Adjusted - Organic) Revenues ITT Corporation - Consolidated 2,119 1,908 211 11% (5) (42) 164 9% Industrial Process 767 694 73 11% (7) (5) 61 9% Motion Technologies 634 548 86 16% 0 (27) 59 11% Interconnect Solutions 418 413 5 1% 2 (8) (1) 0% Control Technologies 318 275 43 16% 0 (2) 41 15% Co o ec o og es 3 8 5 3 6% ) 5% Orders Total Segment Orders 2,275 1,959 316 16% (12) (42) 262 13% P 917 719 198 27% (14) (8) 176 25% Industrial Process Motion Technologies 642 560 82 15% 0 (25) 57 10% Interconnect Solutions 414 419 (5) -1% 2 (8) (11) -3% Control Technologies 322 283 39 14% 0 (2) 37 13% Note: Excludes intercompany eliminations May 4, 2012 P4 All Results are Unaudited Immaterial differences due to rounding

ITT Corporation Non-GAAP Reconciliation Reported vs. Organic Revenue Growth Q & Fourth Quarter 2011 & 2010 ($ Millions) (Unaudited) (A) (B) (C) (D) (E) = B+C+D (F) = E / A Change % Change Acquisition / Divestitures FX Contribution Change % Change 3M 2011 3M 2010 2011 vs. 2010 2011 vs. 2010 3M 2011 3M 2011 Adj. 11 vs. 10 Adj. 11 vs. 10 (As Reported - GAAP) (As Adjusted - Organic) Revenues ITT Corporation - Consolidated 518 470 48 10% (1) 2 49 10% Industrial Process 210 187 23 12% (3) 1 21 11% Motion Technologies 135 113 22 20% 0 1 23 22% Interconnect Solutions 100 104 (4) -4% 2 0 (2) -2% Control 76 71 5 7% 0 0 5 7% Technologies Note: Excludes intercompany eliminations Immaterial differences due to rounding All Results are Unaudited May 4, 2012 P5

ITT Corporation Non-GAAP Reconciliation Reported vs. Organic Revenue Growth Third Quarter 2011 & 2010 (Unaudited) ($ Millions) (A) (B) (C) (D) (E) = B+C+D (F) = E / A Acquisition / FX (As Reported - GAAP) (As Adjusted - Organic) Change % Change Divestitures Contribution Change % Change 3M 2011 3M 2010 2011 vs. 2010 2011 vs. 2010 3M 2011 3M 2011 Adj. 11 vs. 10 Adj. 11 vs. 10 Revenues ITT Corporation - Consolidated 515 473 42 9% 0 (16) 26 6% Industrial Process 188 167 21 13% 0 (2) 19 12% Motion Technologies 151 132 19 14% 0 (11) 8 6% Interconnect Solutions 101 109 (8) -7% 0 (3) (11) -10% Control Technologies 81 70 11 16% 0 (1) 10 15% Note: Excludes intercompany eliminations Immaterial differences due to rounding All Results are Unaudited May 4, 2012 P6

ITT Corporation Non-GAAP Reconciliation Reported vs. Organic Revenue Growth Second Quarter 2011 & 2010 (Unaudited) ($ Millions) (A) (B) (C) (D) (E) = B+C+D (F) = E / A Acquisition / FX (As Reported - GAAP) (As Adjusted - Organic) Change % Change Divestitures Contribution Change % Change 3M 2011 3M 2010 2011 vs. 2010 2011 vs. 2010 3M 2011 3M 2011 Adj. 11 vs. 10 Adj. 11 vs. 10 Revenues ITT Corporation - Consolidated 553 464 89 19% (2) (27) 60 12% Industrial 201 167 34 20% (2) (4) 28 16% Process Motion Technologies 164 134 30 23% 0 (18) 12 10% Interconnect Solutions 109 102 7 7% 0 (5) 2 2% Control Technologies 83 68 15 23% 0 (1) 14 22% Note: Excludes intercompany eliminations Immaterial differences due to All Results are Unaudited May 4, 2012 P7 rounding

ITT Corporation Non-GAAP Reconciliation Reported vs. Organic Revenue Growth First Quarter 2011 & 2010 (Unaudited) ($ Millions) (A) (B) (C) (D) (E) = B+C+D (F) = E / A Change % Acquisition / Divestitures FX Contribution Change % (As Reported - GAAP) (As Adjusted - Organic) Change Change 3M 2011 3M 2010 2011 vs. 2010 2011 vs. 2010 3M 2011 3M 2011 Adj. 11 vs. 10 Adj. 11 vs. 10 Revenues ITT Corporation - Consolidated 533 501 32 6% (1) (1) 30 6% Industrial Process 168 172 (4) -3% (1) (1) (6) -4% 184 169 15 8% 0 1 16 9% Motion Technologies Interconnect Solutions 108 98 10 10% 0 (1) 9 9% Control Technologies 78 66 12 18% 0 0 12 18% Note: Excludes intercompany eliminations Immaterial differences due to rounding All Results are Unaudited May 4, 2012 P8

ITT Corporation
Reported vs Adjusted Segment Operating Income & OI Margin
Full Year 2011 & 2010
(Unaudited)
($ Millions)

	FY 2011 As Reported	FY 2011 Spin Costs	FY 2011 Restructuring	FY 2011 As Adjusted	FY 2010 As Reported	FY 2010 Restructuring	FY 2010 As Adjusted	% Change As Reported 11 vs. 10	% Change Adj for 11 vs. 10
Revenue:									
Industrial Process	767			767	694		694	10.5%	10.5%
Motion Technologies	634			634	548		548	15.7%	15.7%
Interconnect Solutions	418			418	413		413	1.2%	1.2%
Control Technologies	318			318	275		275	15.6%	15.6%
Intersegment eliminations	(18)			(18)	(22)		(22)	-18.2%	-18.2%
Total Revenue	2,119			2,119	1,908		1,908	11.1%	11.1%
Operating Margin:									
Industrial Process	11.9%	30 BP	- BP	12.2%	11.4%	10 BP	11.5%	50 BP	70 BP
Motion Technologies	13.4%	20 BP	- BP	13.6%	15.5%	(10) BP	15.4%	(210) BP	(180) BP
Interconnect Solutions	9.1%	10 BP	70 BP	9.9%	9.0%	20 BP	9.2%	10 BP	70 BP
Control Technologies	17.3%	40 BP	50 BP	18.2%	10.5%	100 BP	11.5%	680 BP	670 BP
Total Operating Segments	12.7%	30 BP	20 BP	13.2%	12.1%	10 BP	12.2%	60 BP	100 BP
Income:									
Industrial Process	91	2	0	94	79	1	80	15.2%	17.8%
Motion Technologies	85	1	0	86	85	0	85	0.0%	2.0%
Interconnect Solutions	38	1	3	41	37	1	38	2.7%	9.4%
Control Technologies	55	1	2	58	29	3	32	89.7%	83.2%
Total Segment Operating Income	269	5	5	279	230	4	234	17.0%	19.5%

Note: Immaterial differences due to rounding

ITT

All Results are Unaudited

May 4, 2012 P9

ITT Corporation
Reported vs Adjusted Segment Operating Income & OI Margin
Fourth Quarter of 2011 & 2010
(Unaudited)
($ Millions)

	3M 2011 As Reported	3M 2011 Spin Costs	3M 2011 Restructuring	3M 2011 As Adjusted	3M 2010 As Reported	3M 2010 Restructuring	3M 2010 As Adjusted	% Change As Reported 11 vs. 10	% Change Adj for 11 vs. 10
Revenue:									
Industrial Process	210			210	187		187	12.3%	12.3%
Motion Technologies	135			135	113		113	20.3%	20.3%
Interconnect Solutions	100			100	104		104	-4.2%	-4.2%
Control Technologies	76			76	71		71	6.5%	6.5%
Intersegment eliminations	(3)			(3)	(5)		(5)	-37.5%	-37.5%
Total Revenue	518			518	470		470	10.2%	10.2%
Operating Margin:									
Industrial Process	9.0%	100 BP	10 BP	10.1%	11.9%	10 BP	12.0%	(290) BP	(190) BP
Motion Technologies	13.5%	- BP	- BP	13.5%	18.6%	- BP	18.6%	(510) BP	(510) BP
Interconnect Solutions	4.0%	50 BP	300 BP	7.5%	6.0%	- BP	6.0%	(200) BP	150 BP
Control Technologies	15.5%	150 BP	20 BP	17.2%	4.4%	150 BP	5.9%	1,110 BP	1,130 BP
Total Operating Segments	10.2%	70 BP	70 BP	11.6%	11.2%	20 BP	11.4%	(100) BP	20 BP
Income:									
Industrial Process	19	2	0	21	22	0	23	-14.8%	-5.4%
Motion Technologies	18	0	0	18	21	0	21	-12.9%	-12.9%
Interconnect Solutions	4	1	3	8	6	-	6	-35.5%	21.0%
Control Technologies	12	1	0	13	3	1	4	277.4%	209.8%
Total Segment Operating Income	53	4	3	60	53	1	54	0.8%	11.5%

Note: Immaterial differences due to rounding

ITT

All Results are Unaudited

May 4, 2012 P10

ITT Corporation
Reported vs Adjusted Segment Operating Income & OI Margin
Third Quarter of 2011 & 2010

($ Millions)

	3M 2011 As Reported	3M 2011 Spin Costs	3M 2011 Restructuring	3M 2011 As Adjusted	3M 2010 As Reported	3M 2010 Spin Costs	3M 2010 Restructuring	3M 2010 As Adjusted	% Change As Reported 11 vs. 10	% Change Adj for 11 vs. 10
Revenue:										
Industrial Process	188			188	167			167	12.8%	12.8%
Motion Technologies	151			151	132			132	14.4%	14.4%
Interconnect Solutions	101			101	109			109	-7.1%	-7.1%
Control Technologies	81			81	70			70	15.5%	15.5%
Intersegment eliminations	(6)			(6)	(5)			(5)	32.6%	32.6%
Total Revenue	515			515	473			473	8.9%	8.9%
Operating Margin:										
Industrial Process	11.7%	10 BP	- BP	11.8%	9.0%	- BP	- BP	9.0%	270 BP	280 BP
Motion Technologies	11.7%	20 BP	- BP	11.9%	12.9%	- BP	- BP	12.9%	(120) BP	(100) BP
Interconnect Solutions	7.1%	20 BP	- BP	7.3%	10.1%	- BP	- BP	10.1%	(300) BP	(280) BP
Control Technologies	17.5%	40 BP	20 BP	18.1%	14.3%	- BP	120 BP	15.5%	320 BP	260 BP
Total Operating Segments	11.9%	10 BP	10 BP	12.1%	11.2%	- BP	20 BP	11.4%	70 BP	70 BP
Income:										
Industrial Process	22	0	-	22	15	-	0	15	46.7%	47.0%
Motion Technologies	18	0	-	18	17	-	-	17	4.1%	5.9%
Interconnect Solutions	7	0	-	7	11	-	-	11	-34.5%	-32.7%
Control Technologies	14	0	0	15	10	-	1	11	42.0%	34.9%
Total Segment Operating Income	61	1	0	62	53	-	1	54	15.3%	15.4%

Note: Immaterial differences due to rounding

ITT

All Results are Unaudited

May 4, 2012 P11

ITT Corporation
Reported vs Adjusted Segment Operating Income & OI Margin
Second Quarter of 2011 & 20110

($ Millions)

	3M 2011 As Reported	3M 2011 Spin Costs	3M 2011 Restructuring	3M 2011 As Adjusted	3M 2010 As Reported	3M 2010 Spin Costs	3M 2010 Restructuring	3M 2010 As Adjusted	% Change As Reported 11 vs. 10	% Change Adj for 11 vs. 10
Revenue:										
Industrial Process	201			201	167			167	19.9%	19.9%
Motion Technologies	164			164	134			134	22.9%	22.9%
Interconnect Solutions	109			109	102			102	6.9%	6.9%
Control Technologies	83			83	68			68	22.9%	22.9%
Intersegment eliminations	(3)			(3)	(6)			(6)	-45.0%	-45.0%
Total Revenue	553			553	464			464	19.2%	19.2%
Operating Margin:										
Industrial Process	14.6%	- BP	- BP	14.6%	14.3%	- BP	- BP	14.3%	30 BP	30 BP
Motion Technologies	13.1%	- BP	- BP	13.1%	13.2%	- BP	- BP	13.2%	(10) BP	(10) BP
Interconnect Solutions	14.0%	- BP	- BP	14.0%	10.3%	- BP	20 BP	10.5%	370 BP	350 BP
Control Technologies	18.5%	- BP	40 BP	18.9%	13.3%	- BP	30 BP	13.6%	520 BP	530 BP
Total Operating Segments	14.7%	- BP	10 BP	14.8%	13.1%	- BP	10 BP	13.2%	160 BP	160 BP
Income:										
Industrial Process	29	-	-	29	24	-	-	24	22.2%	22.2%
Motion Technologies	22	-	-	22	18	-	-	18	22.2%	22.2%
Interconnect Solutions	15	-	-	15	11	-	0	11	44.8%	42.1%
Control Technologies	15	-	0	16	9	-	-	9	71.1%	70.7%
Total Segment Operating Income	81	-	0	81	61	-	0	61	33.3%	32.7%

Note: Immaterial differences due to rounding

ITT

All Results are Unaudited

May 4, 2012 P12

ITT Corporation
Reported vs Adjusted Segment Operating Income & OI Margin
First Quarter of 2011 & 2010

($ Millions)

	3M 2011 As Reported	3M 2011 Spin Costs	3M 2011 Restructuring	3M 2011 As Adjusted	3M 2010 As Reported	3M 2010 Spin Costs	3M 2010 Restructuring	3M 2010 As Adjusted	% Change As Reported 11 vs. 10	% Change Adj for 11 vs. 10
Revenue:										
Industrial Process	168			168	172			172	-2.7%	-2.7%
Motion Technologies	184			184	169			169	8.4%	8.4%
Interconnect Solutions	108			108	98			98	10.2%	10.2%
Control Technologies	78			78	66			66	18.4%	18.4%
Intersegment eliminations	(5)			(5)	(5)			(5)	-3.8%	-3.8%
Total Revenue	533			533	501			501	6.4%	6.4%
Operating Margin:										
Industrial Process	12.5%	- BP	10 BP	12.6%	10.6%	- BP	- BP	10.6%	190 BP	200 BP
Motion Technologies	15.1%	- BP	- BP	15.1%	17.4%	- BP	- BP	17.4%	(230) BP	(230) BP
Interconnect Solutions	10.4%	- BP	- BP	10.4%	9.6%	- BP	30 BP	9.9%	80 BP	50 BP
Control Technologies	17.1%	- BP	130 BP	18.5%	11.3%	- BP	40 BP	11.7%	580 BP	680 BP
Total Operating Segments	13.7%	- BP	30 BP	14.0%	12.9%	- BP	10 BP	13.0%	80 BP	100 BP
Income:										
Industrial Process	21	-	0	21	18	-	0	18	15.4%	15.3%
Motion Technologies	28	-	0	28	29	-	-	29	-5.8%	-5.4%
Interconnect Solutions	11	-	-	11	9	-	0	10	20.2%	16.5%
Control Technologies	13	-	1	14	7	-	0	8	81.1%	88.3%
Total Segment Operating Income	73	-	1	74	64	-	1	65	14.0%	14.1%

Note: Immaterial differences due to rounding

ITT

All Results are Unaudited

May 4, 2012 P13

ITT Corporation Non-GAAP Reconciliation
Reported vs. Adjusted Income from Continuing Operations & Adjusted EPS
Full Year 2011 & 2010
(Unaudited)
($ Millions, except EPS and shares)

	FY 2011 As Reported	Non-GAAP Adjustments	Pro Forma Adjustments	FY 2011 As Adjusted	FY 2010 As Reported	Non-GAAP Adjustments	Pro Forma Adjustments	FY 2010 As Adjusted	Change 2011 vs. 2010 As Adjusted	Percent Change 2011 vs. 2010 As Adjusted
Segment Operating Income	269	10 #A	-	279	230	4 #A	-	234		
Interest Income (Expense)	(72)	(2) #B	54 #E	(20)	(86)	(9) #B	73 #E	(22)		
Other Income (Expense)	(1)	(2)	-	(3)	(6)	-	-	(6)		
Gain on sale of Assets	2	-	-	2	-	-	-	-		
Corporate (Expense)	(516)	478 #C	-	(38)	(414)	385 #F	-	(29)		
(Loss) Income from Continuing Operations before Tax	(318)	484	54	220	(276)	380	73	177		
Income Tax Benefit (Expense)	(260)	210 #D	(20)	(70)	144	(174) #G	(27)	(57)		
(Loss) Income from Continuing Operations	(578)	694	34	150	(132)	206	46	120		
EPS from Continuing Operations	(6.23)	7.42 #H	0.36 #H	1.60 #I	(1.44)	2.22 #H	0.49 #H	1.30 #I	0.30	23%

#A - Restructuring costs and transformation costs ($5M - 2011 only) included in segment operating income
#B - Interest related to closure of a tax audit
#C - Transformation costs ($391M); Annual asbestos remeasurement ($41M); Quarterly asbestos provision ($59M); Release of guarantee ($10M); Reversal of legacy related reserve ($2M); Gain on legal entity liquidation ($3M)
#D - Includes effect of additional valuation allowance ($340M); Charge on undistributed foreign earnings ($69M); Benefit from change in state tax rates ($31M)
#E - Pro forma adjustment reflects elimination of interest expense as if repayment of $1,250M of long term debt occurred January 1 and elimination of interest income as if $400M of aggregate cash was distributed to Exelis and Xylem on January 1
#F - Annual asbestos remeasurement ($330M); Quarterly asbestos provision ($55M)
#G - Includes release of tax valuation allowance ($36M); Writeoff of deferred tax asset associated with Pension Protection Act ($12M); Favorable settlement of tax audit ($5M)

#H - Adjustments to EPS from Continuing Operations

	2011	2010
Restructuring, net of related tax benefit	0.03	0.03
Interest income, net of related tax expense	(0.01)	(0.06)
Transformation costs, net of related tax benefit	2.75	-
Asbestos, net of related tax benefit	0.67	2.60
Legacy matters and legal entity liquidation, net of related tax expense	(0.10)	-
Charge on undistributed foreign earnings	0.74	-
Change in state tax rates	(0.33)	-
Change in tax valuation allowance	3.64	(0.39)
Write-off of deferred tax asset	-	0.13
Settlement of tax audit	-	(0.05)
Other tax adjustments	0.03	(0.04)
Pro forma interest expense adjustments, net of tax benefit	0.36	0.49
Adjustments to EPS from Continuing Operations	7.78	2.71

#I - Impact of $0.05 in 2011 and $0.03 in 2010 of increasing share count due to adjusting loss from continuing operations to adjusted income from continuing operations

Note: Immaterial differences due to rounding

ITT

All Results are Unaudited

May 4, 2012 P14

ITT Corporation Non-GAAP Reconciliation
Reported vs. Adjusted Income from Continuing Operations & Adjusted EPS
Fourth Quarter of 2011 & 2010
(Unaudited)
($ Millions, except EPS and shares)

	Q4 2011 As Reported	Non-GAAP Adjustments	Pro Forma Adjustments	Q4 2011 As Adjusted	Q4 2010 As Reported	Non-GAAP Adjustments	Pro Forma Adjustments	Q4 2010 As Adjusted	Change 2011 vs. 2010 As Adjusted	Percent Change 2011 vs. 2010 As Adjusted
Segment Operating Income	53	7 #A	-	60	53	1 #A	-	54		
Interest Income (Expense)	(7)	-	3 #D	(4)	(25)	-	17 #D	(8)		
Other Income (Expense)	2	(2) #B	-	-	(1)	-	-	(1)		
Gain on sale of Assets	-	-	-	-	-	-	-	-		
Corporate (Expense)	(326)	305 #B	-	(21)	(18)	17 #E	-	(1)		
(Loss) Income from Continuing Operations before Tax	(278)	310	3	35	9	18	17	44		
Income Tax Benefit (Expense)	(268)	268 #C	(1)	(1)	(2)	(7)	(6)	(15)		
(Loss) Income from Continuing Operations	(546)	578	2	34	7	11	11	29		
EPS from Continuing Operations	(5.86)	6.14 #F	0.02 #F	0.36 #G	0.07	0.12 #F	0.11 #F	0.30	0.06	20%

#A - Restructuring costs and transformation costs ($4M - 2011 only) included in segment operating income
#B - Transformation costs ($308M); Asbestos provision ($10M); Release of guarantee ($10M); Reversal of legacy related reserve ($2M); Gain on legal entity liquidation ($3M)
#C - Includes effect of additional valuation allowance ($340M); accrual for potential repatriation ($69M); benefit from change in state tax rates ($31M)
#D - Pro forma adjustment reflects elimination of interest expense as if repayment of $1,250M of long term debt occurred January 1 and elimination of interest income as if $400M of aggregate cash was distributed to Exelis and Xylem on January 1
#E - Adjustment related to asbestos provision ($17M)

#F - Adjustment to EPS from Continuing Operations

	2011	2010
Restructuring, net of related tax benefit	0.02	0.01
Transformation costs, net of related tax benefit	2.12	-
Asbestos, net of related tax benefit	0.04	0.11
Legacy matters and spin liquidation, net of related tax expense	(0.10)	-
Charge on undistributed foreign earnings	0.73	-
Change in state tax rates	(0.33)	-
Change in tax valuation allowance	3.61	-
Other tax adjustments	0.05	-
Pro forma interest expense adjustments, net of tax benefit	0.02	0.11
Adjustments to EPS from Continuing Operations	6.16	0.23

#G - Impact of $0.06 in 2011 of increasing share count due to adjusting loss from continuing operations to adjusted income from continuing operations

Note: Immaterial differences due to rounding

ITT

All Results are Unaudited

May 4, 2012 P15

ITT Corporation Non-GAAP Reconciliation
Reported vs. Adjusted Income from Continuing Operations & Adjusted EPS
Third Quarter of 2011 & 2010
(Unaudited)
($ Millions, except EPS and shares)

	Q3 2011 As Reported	Non-GAAP Adjustments	Pro Forma Adjustments	Q3 2011 As Adjusted	Q3 2010 As Reported	Non-GAAP Adjustments	Pro Forma Adjustments	Q3 2010 As Adjusted	Change 2011 vs. 2010 As Adjusted	Percent Change 2011 vs. 2010 As Adjusted
Segment Operating Income	61	1 #A	-	62	53	1 #A	-	54		
Interest Income (Expense)	(21)	(2) #B	17 #D	(6)	(24)	-	17 #D	(7)		
Other Income (Expense)	(2)	-	-	(2)	(2)	-	-	(2)		
Gain on sale of Assets	-	-	-	-	-	-	-	-		
Corporate (Expense)	(71)	78 #C	-	7	(343)	341 #E	-	(2)		
(Loss) Income from Continuing Operations before Tax	(33)	77	17	61	(316)	342	17	43		
Income Tax Benefit (Expense)	4	(27)	(6)	(29)	166	(168) #F	(6)	(8)		
(Loss) Income from Continuing Operations	(29)	50	11	32	(150)	174	11	35		
EPS from Continuing Operations	(0.32)	0.54 #G	0.11 #G	0.33	(1.63)	1.88 #G	0.11 #G	0.38 #H	(0.05)	-13%

#A - Transformation costs ($1M - 2011 only) and Restructuring costs ($1M - 2010 only) included in segment operating income
#B - Interest related to closure of a tax audit
#C - Transformation costs ($19M); Annual asbestos remeasurement ($41M); Quarterly asbestos provision ($18M)
#D - Pro forma adjustment reflects elimination of interest expense as if repayment of $1,250M of long term debt occurred January 1 and elimination of interest income as if $400M of aggregate cash was distributed to Exelis and Xylem on January 1
#E - Adjustment related to 2010 annual assessment of asbestos claims ($330M); Asbestos provision ($11M)
#F - Includes release of tax valuation allowance ($36M)

#G - Adjustment to EPS from Continuing Operations	Q3 2011	Q3 2010
Restructuring, net of related tax benefit	-	0.01
Interest income, net of related tax expense	(0.01)	-
Transformation costs, net of related tax benefit	0.17	-
Asbestos, net of related tax benefit	0.40	2.29
Change in tax valuation allowance	-	(0.39)
Other tax adjustments	(0.02)	(0.03)
Pro forma interest expense adjustments, net of tax benefit	0.11	0.11
Other	-	-
Adjustments to EPS from Continuing Operations	0.65	1.99

#H - Impact of $0.02 in 2010 of increasing share count due to adjusting loss from continuing operations to adjusted income from continuing operations

Note: Immaterial differences due to rounding

ITT

All Results are Unaudited

May 4, 2012 P16

ITT Corporation Non-GAAP Reconciliation
Reported vs. Adjusted Income from Continuing Operations & Adjusted EPS
Second Quarter of 2011 & 2010
(Unaudited)
($ Millions, except EPS and shares)

	Q2 2011 As Reported	Non-GAAP Adjustments	Pro Forma Adjustments	Q2 2011 As Adjusted	Q2 2010 As Reported	Non-GAAP Adjustments	Pro Forma Adjustments	Q2 2010 As Adjusted	Change 2011 vs. 2010 As Adjusted	Percent Change 2011 vs. 2010 As Adjusted
Segment Operating Income	81	-	-	81	61	-	-	61		
Interest Income (Expense)	(21)	-	17 #B	(4)	(15)	(9) #C	20 #B	(4)		
Other Income (Expense)	1	-	-	1	(3)	-	-	(3)		
Gain on sale of Assets	2	-	-	2	-	-	-	-		
Corporate (Expense)	(35)	21 #A	-	(14)	(30)	12 #D	-	(18)		
(Loss) Income from Continuing Operations before Tax	28	21	17	66	13	3	20	36		
Income Tax Benefit (Expense)	(9)	(7)	(6)	(22)	(2)	(6) #E	(8)	(16)		
(Loss) Income from Continuing Operations	19	14	11	44	11	(3)	13	21		
EPS from Continuing Operations	0.20	0.15 #F	0.11 #F	0.46	0.12	(0.03) #F	0.13 #F	0.22	0.24	109%

#A - Transformation costs related to planned spinoffs ($5M), Asbestos provision ($16M)
#B - Pro forma adjustment reflects elimination of interest expense as if repayment of $1,250M of long term debt occurred January 1 and elimination of interest income as if $400M of aggregate cash was distributed to Exelis and Xylem on January 1
#C - Interest related to closure of a tax audit
#D - Asbestos provision ($12M)
#E - Favorable settlement of tax audit ($5M)

#F - Adjustment to EPS from Continuing Operations	2011	2010
Interest income, net of related tax expense	-	(0.06)
Transformation costs, net of related tax benefit	0.03	-
Asbestos, net of related tax benefit	0.12	0.08
Settlement of tax audit	-	(0.05)
Other tax adjustments	-	-
Pro forma interest expense adjustments, net of tax benefit	0.11	0.13
Adjustments to EPS from Continuing Operations	0.26	0.10

Note: Immaterial differences due to rounding

ITT

All Results are Unaudited

May 4, 2012 P17

ITT Corporation Non-GAAP Reconciliation
Reported vs. Adjusted Income from Continuing Operations & Adjusted EPS
First Quarter of 2011 & 2010
(Unaudited)
($ Millions, except EPS and shares)

	Q1 2011 As Reported	Non-GAAP Adjustments	Pro Forma Adjustments	Q1 2011 As Adjusted	Q1 2010 As Reported	Non-GAAP Adjustments	Pro Forma Adjustments	Q1 2010 As Adjusted	Change 2011 vs. 2010 As Adjusted	Percent Change 2011 vs. 2010 As Adjusted
Segment Operating Income	73	1 #A	-	74	64	1 #A	-	65		
Interest Income (Expense)	(24)	-	17 #C	(7)	(23)	-	18 #C	(5)		
Other Income (Expense)	(1)	-	-	(1)	(1)	-	-	(1)		
Gain on sale of Assets	-	-	-	-	-	-	-	-		
Corporate (Expense)	(83)	76 #B	-	(7)	(22)	15 #D	-	(7)		
(Loss) Income from Continuing Operations before Tax	(35)	77	17	59	18	16	18	52		
Income Tax Benefit (Expense)	13	(24)	(6)	(17)	(18)	6 #E	(7)	(19)		
(Loss) Income from Continuing Operations	(22)	53	11	42	-	22	11	33		
EPS from Continuing Operations	(0.23)	0.57 #F	0.11 #F	0.45	-	0.24 #F	0.12 #F	0.36	0.09	25%

#A - Restructuring costs included in segment operating income
#B - Transformation costs ($60M), Quarterly asbestos provision ($16M)
#C - Pro forma adjustment reflects elimination of interest expense as if repayment of $1,250M of long term debt occurred January 1 and elimination of interest income as if $400M of aggregate cash was distributed to Exelis and Xylem on January 1
#D - Asbestos provision ($15M)
#E - Includes writeoff of deferred tax asset associated with Pension Protection Act ($12M)

#F - Adjustments to EPS from Continuing Operations

	Q1 2011	Q1 2010
Restructuring, net of related tax benefit	0.01	0.01
Transformation costs, net of related tax benefit	0.43	-
Asbestos, net of related tax benefit	0.13	0.10
Write-off of deferred tax asset	-	0.13
Pro forma interest expense adjustments, net of tax benefit	0.11	0.12
Adjustments to EPS from Continuing Operations	0.68	0.36

Note: Immaterial differences due to rounding

ITT

All Results are Unaudited

May 4, 2012 P18